UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 2004

                             Oneida Financial Corp.
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             (Exact name of registrant as specified in its charter)

         Federal                        000-25101                 16-1561678
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(State or other jurisdiction        (SEC File Number)         (I.R.S. Employer
    of incorporation)                                        Identification No.)

                  182 Main Street, Oneida, New York 13421-1676
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                    (Address of principal executive offices)
                    ----------------------------------------

       Registrant's telephone number, including area code: (315) 363-2000


                                 Not Applicable
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          (Former name or former address, if changed since last report)

                     CURRENT REPORT ON FORM 8-K

Item 1.     Changes in Control of Registrant
            --------------------------------

            Not Applicable

Item 2.     Acquisition or Disposition of Assets
            ------------------------------------

            Not applicable.

Item 3.     Bankruptcy or Receivership
            --------------------------

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant
            ---------------------------------------------

            Not applicable.

Item 5.     Other Events
            ------------

            Not applicable.

Item 6.     Resignations of Registrant's Directors
            --------------------------------------

            Not Applicable.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

            (a) No financial statements of businesses acquired are required.

            (b)      No pro forma financial information is required.

            (c) Attached as an exhibit is Oneida Financial Corp's \ (the "Company") news release announcing its December 31, 2003 earnings.

Item 8.     Change in Fiscal Year
            ---------------------

            Not applicable.

Item 9.     Regulation FD Disclosure - Information provided pursuant to Item 12
            ------------------------

            The Company announced its December 31, 2003 financial results by release. The press release is included as an exhibit.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    Oneida Financial Corp.


DATE:  February 6, 2004       By:  /s/ Michael R. Kallet
                                   -------------------------------------
                                   Michael R. Kallet
                                   President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

99.1 News release dated February 6, 2004 announcing December 31, 2003 earnings.